ARISTAR

                           A WASHINGTON MUTUAL COMPANY

                              AFSA Finance Industry

                              Investors Conference


                                                          May 3-5, 1999

Company Profile
        Headquartered in Tampa, Florida
        Founded in 1927
        Portfolio Lender - no securitization
        $2.8 Billion in Assets
        498 offices in 24 States
        2,600 Employees

Product Profile and Mix
        Personal Unsecured (45%)
        Average Balance of $2,078
        Real Estate (45%)
        60% First's and 40% Second's
        Average Loan-to-value approximately 70%
        Average Balance of $26,648
        Sales Finance (10%)
        8,767 Dealerships in 25 States
        Average Balance of $797

                                     ARISTAR

                             [MAP OF UNITED STATES]

----------------------- -----------------
      Receivables --    12/31/99
Texas                      13.4%
Tennessee                  10.6
Colorado                    9.2
North Carolina              9.0
California                  6.0
South Carolina              5.7
Virginia                    5.1
Louisiana                   4.9
Mississippi                 4.3
Florida                     4.2
Other                      27.6
----------------------- -----------------

ARISTAR
Customer (Demographic profile)
        Forty-four year old blue collar or lower-white collar worker Individual incomes of $30,000 and family incomes of $70,000 Over 65% home owners
        Low net worth

Customer (Psycho-graphic)
        Cash flow borrowers
        Intimidated by doing business with a bank
        Payment borrower
        Want to be treated with dignity and respect

ARISTAR
Mission
To become a premier financial services company that provides a superior return to its shareholder by:

        Focusing on our high margin core products
        Become the low cost producer
        Superior execution

ARISTAR
Financial Targets
        ROA                               3.0%
        ROE                greater than  18.0%
        EPS Growth                       15.0%
        Efficiency Ratio      less than  40.0%
        Net Charge-Off                    2.8%

ARISTAR
Aristar is a Strong Strategic Fit with Washington Mutual's Growth Strategy

     Both company's focus is on high-service consumer lending

     WM has traditionally been an "A" lender but is now generating potential sub-prime customers through its "free checking" marketing programs

     WM has excess capital it would like to deploy in its core businesses like consumer lending - recently announced a share repurchase program

     WM has historically been an acquirer and consolidator of financial services companies and that continues to be part of its strategic focus

ARISTAR
Competitive Advantages
       "The Franchise" - Customer Relationship
       Number one position in small to mid-size markets
       Speed of service
       Flexibility of packaging

ARISTAR
Strategy - Nurture the Franchise

     Leverage existing customer base by

     focusing on core products

     up-selling and cross-selling

     Promote a sales culture to improve the historically slow receivables growth rate

     Eliminate unprofitable ancillary products

     Enhance credit risk capabilities

     Become the low-cost producer

     Manage business mix

     Develop segmentation and target marketing capabilities

ARISTAR
Strategy - Expand the Franchise
        Expand national "Franchise"
        Reinforce our dominant position in small to mid-size markets Rationalize and expand branch network to new markets
        Diversify distribution beyond retail branch network
        Pursue  acquisitions

ARISTAR
Aristar is Improving  Credit  Quality While  Achieving  Strong Loan Growth

     Aristar has achieved record level organic growth over the past 10 months

     Credit quality has not been sacrificed o Delinquency percentage at a three year low

     Credit standards have been tightened for newly originated business

     There are strong improvements in underlying credit quality trends

     The at risk portfolio continues to be managed aggressively

     Aristar continues to be the only major consumer finance company to exclusively use contractual terms as a measure for delinquencies and charge offs

ARISTAR
                        Total Receivables Growth Rate ($)
                                  [Line Graph]
                          (using May as an Index Month)

                                 97/98             98/99
-------------------------------- ----------------- ----------------
May                              0.00%              0.00%
-------------------------------- ----------------- ----------------
Jun                              0.46%              0.55%
-------------------------------- ----------------- ----------------
Jul                              0.82%              2.27%
-------------------------------- ----------------- ----------------
Aug                              1.04%              4.35%
-------------------------------- ----------------- ----------------
Sep                              0.93%              5.51%
-------------------------------- ----------------- ----------------
Nov                              4.53%              8.83%
-------------------------------- ----------------- ----------------
Dec                              6.68%             11.58
-------------------------------- ----------------- ----------------
Jan                              6.49%             12.73
-------------------------------- ----------------- ----------------
Feb                              5.50%             12.73
-------------------------------- ----------------- ----------------
Mar                              4.62%             13.85
-------------------------------- ----------------- ----------------

ARISTAR
                  Receivables Growth Rate Comparison by Product
                                   [Bar Graph]


                     May 97 - Mar 98                 May 98 - Mar 99
-------------------- ------------------------------- ----------------------
Total Portfolio               5.56%                          13.87%
-------------------- ------------------------------- ----------------------
Personal Loans               10.34%                          16.72%
-------------------- ------------------------------- ----------------------
Real Estate                   8.16%                          15.37%
-------------------- ------------------------------- ----------------------
Sales Finance               -14.37%                          -1.89%
-------------------- ------------------------------- ----------------------

ARISTAR
                  60+ days Delinquencies as a % of Receivables
                                  [Line Graph]


Dec 97                    2.73%
------------------------- -----------------------
Jan 98                    2.76%
------------------------- -----------------------
Feb 98                    2.74%
------------------------- -----------------------
Mar 98                    2.63%
------------------------- -----------------------
Apr 98                    2.64%
------------------------- -----------------------
May 98                    2.66%
------------------------- -----------------------
Jun 98                    2.68%
------------------------- -----------------------
Jul 98                    2.71%
------------------------- -----------------------
Sep 98                    2.72%
------------------------- -----------------------
Oct 98                    2.67%
------------------------- -----------------------
Nov 98                    2.62%
------------------------- -----------------------
Dec 98                    2.53%
------------------------- -----------------------
Jan 99                    2.59%
------------------------- -----------------------
Feb 99                    2.49%
------------------------- -----------------------
Mar 99                    2.36%
------------------------- -----------------------

ARISTAR
                      Delinquencies $Growth Rate Comparison
                                   [Bar Graph]


                                        P30 & C30            C60 to C150
---------------------------------- --------------------- ---------------------
May 97 - Mar 98                          3.38%                 6.78%
---------------------------------- --------------------- ---------------------
May 98 - May 99                         -6.22%                 4.04%
---------------------------------- --------------------- ---------------------
                                       $25.5 Million        $1.5 Million
                                        Improvement          Improvement

ARISTAR
               Bankrupt Account Growth Rate - Total Portfolio ($)
                                  [Line Graph]
                          (using May as an Index Month)


                    97/98             98/99
------------------- ----------------- ----------------
May                  0.00%             0.00%
------------------- ----------------- ----------------
Jun                  1.10%             0.93%
------------------- ----------------- ----------------
Jul                  2.08%             1.47%
------------------- ----------------- ----------------
Aug                  1.96%             2.52%
------------------- ----------------- ----------------
Sep                  4.52%             4.69%
------------------- ----------------- ----------------
Oct                  8.29%             5.54%
------------------- ----------------- ----------------
Nov                  8.98%             5.35%
------------------- ----------------- ----------------
Dec                  8.90%             2.14%
------------------- ----------------- ----------------
Jan                 11.03%             1.14%
------------------- ----------------- ----------------
Feb                 12.43%             1.70%
------------------- ----------------- ----------------
Mar                 14.56%             1.16%
------------------- ----------------- ----------------

ARISTAR
                      Net Charge-offs as a % of Receivables
                                  [Line Graph]


Dec 97                    3.31%
------------------------- -----------------------
Jan 98                    3.10%
------------------------- -----------------------
Feb 98                    3.12%
------------------------- -----------------------
Mar 98                    3.15%
------------------------- -----------------------
Apr 98                    3.26%
------------------------- -----------------------
May 98                    3.00%
------------------------- -----------------------
Jun 98                    3.00%
------------------------- -----------------------
Jul 98                    2.92%
------------------------- -----------------------
Sep 98                    3.01%
------------------------- -----------------------
Oct 98                    3.07%
------------------------- -----------------------
Nov 98                    3.40%
------------------------- -----------------------
Dec 98                    3.50%
------------------------- -----------------------
Jan 99                    3.22%
------------------------- -----------------------
Feb 99                    2.96%
------------------------- -----------------------
Mar 99                    2.87%
------------------------- -----------------------

     Note: May '98 excludes $617,000 recovery from sale of charged off receivables

ARISTAR
Loan Receivables at year-end (dollars in millions)

                                                                                       Annual Change
                                             12/31/98          13/31/97              $                    %
                                          ---------------- ----------------- ---------------- -----------------
Real Estate                                       $1,123           $978                145         14.8%
Personal Loans                                     1,160          1,026                134         12.9
Sales Finance                                        291            325                (34)       (10.4)
                                          ---------------- ----------------- ---------------- -----------------
Total Loans                                        2,574          2,329                245         10.5
Reserve for loan losses                              (80)           (74)                (6)         8.1
                                          ================ ================= ================ =================
Total Loans net of Reserves                       $2,494         $2,255               $239         10.6%
                                          ================ ================= ================ =================

ARISTAR
Income Statement (dollars in millions)

                                                                                         Change
                                               1998              1997                $                    %
                                          ---------------- ----------------- ---------------- -----------------
Net Interest Income                            $283.2           $247.2               $36.0         14.6%
Other Income                                     27.1             26.5                 0.6          2.3
                                          ---------------- ----------------- ---------------- -----------------
   Net Margin                                   310.3            273.7                36.6         13.3
Provision for loan losses                        79.8             66.6                13.2         19.8
G&A Expense                                     143.0            131.1                11.9          9.1
                                          ---------------- ----------------- ---------------- -----------------
Net Income before taxes                          87.6             76.0                11.6         15.3
Provision for income taxes                       34.7             29.7                 5.0         16.8
                                          ================ ================= ================ =================
   Net Income                                   $52.9            $46.3                $6.6         14.3%
                                          ================ ================= ================ =================

ARISTAR
Overview of 1999 Business Plan

     Net Income projected to increase faster than asset growth

     Net Interest Income increase driven by sustained strong organic loan growth (15% over past 12 months) and stable loan yields

     Margin will decline slightly due to change in mix toward more real estate loans

     Moderate Insurance and Other Income increase due to more conservative accounting

ARISTAR
Overview of 1999 Business Plan

Increase in Loan Loss  Provision to support loan  portfolio  growth

Operating Expenses should increase more slowly than asset growth:

     Profit based incentive compensation and marketing increased to drive business volume

     Facilities upgrade for 30% of branch network

     New market expansion planned for 1999

ARISTAR
Overview of 1999 Business Plan

     New Infrastructure added during 1998 & 1999 to maintain credit quality and improve operating efficiency:

        Credit Risk Department
        Data Warehouse
        Sales Finance Department
        Centralization of the Back Office
        Alternative Lending Dept
        Lending Compliance Dept.
        Training Dept.

ARISTAR
First Quarter 1999 Results

Net Income up 17% from 1998 and on target with Plan

Loan portfolio up $51 million during the first quarter - this was the first time in the company's history it has experienced first quarter loan growth

     Credit Quality improved and reserves strengthened:

     Net Loan Charge-offs of $19.7 million declined 6% from $20.9 million in Q4/98 and were below plan by Approximately $2 million

     Reserve  coverage  to  charge-offs   strengthened   during  the  quarter -
     consistent with plan

Operating expense up slightly (1.8%) from same quarter in 1998

ARISTAR
Loan Receivables at quarter-end (dollars in millions)

                                                                                       Annual Change
                                              3/31/99          3/31/98               $                    %
                                          ---------------- ----------------- ---------------- -----------------
Real Estate                                       $1,185         $1,002                183         18.3%
Personal Loans                                     1,167            999                168         16.8
Sales Finance                                        274            289                (15)        (5.1)
                                          ---------------- ----------------- ---------------- -----------------
Total Loans                                        2,625          2,290                335         14.6
Reserve for loan losses                              (86)           (75)               (11)       (14.6)
                                          ================ ================= ================ =================
Total Loans net of Reserves                       $2,539         $2,215               $324         14.6%
                                          ================ ================= ================ =================


ARISTAR
Income Statement (dollars in millions)

                                                                                          Change
                                               Q1/99            Q1/98                $              %
                                          ---------------- ----------------- ---------------- -----------------
Net Interest Income                             $78.4            $66.9               $11.5         17.2%
Other Income                                      6.6              6.5                 0.1          1.5
                                          ---------------- ----------------- ---------------- -----------------
   Net Margin                                    85.0             73.4                11.6         15.8
Provision for loan losses                        25.6             18.0                 7.6         42.2
G&A Expense                                      34.6             34.0                 0.6          1.8
                                          ---------------- ----------------- ---------------- -----------------
Net Income before taxes                          24.8             21.4                 3.4         15.9
Provision for income taxes                        9.7              8.5                 1.2         14.1
                                          ================ ================= ================ =================
   Net Income                                   $15.1            $12.9                $2.2         17.1%
                                          ================ ================= ================ =================

ARISTAR
                           Operating Efficiency Ratio
                                   [Bar Graph]


                          Op. Eff
------------------------- -----------------------
Q1/96                        48.48%
------------------------- -----------------------
Q2/96                        46.10
------------------------- -----------------------
Q3/96                        48.01
------------------------- -----------------------
Q4/96                        46.15
------------------------- -----------------------
Q1/97                        47.47
------------------------- -----------------------
Q2/97                        43.04
------------------------- -----------------------
Q3/97                        46.19
------------------------- -----------------------
Q4/97                        44.70
------------------------- -----------------------
Q1/98                        44.88
------------------------- -----------------------
Q2/98                        43.43
------------------------- -----------------------
Q3/98                        40.76
------------------------- -----------------------
Q4/98*                       50.20
------------------------- -----------------------
Q1/99                        40.97
------------------------- -----------------------

*Note: Q4/98 includes $4.5 million legal settlement and $2.2 million one-time accounting adjustments excluding those items the efficiency ratio would have been 42.18%.